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Exhibit 21.1

List of Subsidiaries

Name	State of Incorporation	Percentage Owned
Accountable Care Coalition HEB Mid-Cities, LLC	(Texas)	100%
Accountable Care Coalition of Caldwell County, LLC	(North Carolina)	51%
Accountable Care Coalition of California, LLC	(California)	100%
Accountable Care Coalition of Cedar Rapids, LLC	(Iowa)	100%
Accountable Care Coalition of Central Georgia, LLC	(Georgia)	51%
Accountable Care Coalition of Central Pennsylvania, LLC	(Pennsylvania)	100%
Accountable Care Coalition of Coastal Georgia, LLC	(Georgia)	51%
Accountable Care Coalition of Connecticut, LLC	(Connecticut)	100%
Accountable Care Coalition of DeKalb, LLC	(Georgia)	80%
Accountable Care Coalition of Eastern North Carolina, LLC	(North Carolina)	51%
Accountable Care Coalition of Georgia, LLC	(Georgia)	51%
Accountable Care Coalition of Greater Athens Georgia II, LLC	(Georgia)	51%
Accountable Care Coalition of Greater Athens Georgia, LLC	(Georgia)	51%
Accountable Care Coalition of Greater Augusta & Statesboro, LLC	(Georgia)	51%
Accountable Care Coalition of Hawaii, LLC	(Hawaii)	100%
Accountable Care Coalition of Kentucky, LLC	(Kentucky)	100%
Accountable Care Coalition of Lancaster County, LLC	(Pennsylvania)	100%
Accountable Care Coalition of Maryland, LLC	(Maryland)	51%
Accountable Care Coalition of Mount Kisco, LLC	(New York)	51%
Accountable Care Coalition of NE TN & SW VA, LLC	(Tennessee)	100%
Accountable Care Coalition of New Mexico, LLC	(New Mexico)	51%
Accountable Care Coalition of North Central Florida—South, LLC	(Florida)	100%
Accountable Care Coalition of North Central Florida, LLC	(Florida)	51%
Accountable Care Coalition of North Houston, LLC	(Texas)	100%
Accountable Care Coalition of North Texas, LLC	(Texas)	51%
Accountable Care Coalition of Northwest Florida, LLC	(Florida)	51%
Accountable Care Coalition of Oklahoma, LLC	(Oklahoma)	100%
Accountable Care Coalition of Puerto Rico, LLC	(New York)	100%
Accountable Care Coalition of Sheboygan, LLC	(Wisconsin)	100%
Accountable Care Coalition of South Georgia, LLC	(Georgia)	51%
Accountable Care Coalition of Southeast Wisconsin	(Wisconsin)	51%
Accountable Care Coalition of Southern Georgia, LLC	(Georgia)	100%
Accountable Care Coalition of Syracuse, LLC	(New York)	51%
Accountable Care Coalition of Texas, Inc.	(Texas)	100%
Accountable Care Coalition of the Green Mountains, LLC	(Vermont)	51%
Accountable Care Coalition of the Mississippi Gulf Coast, LLC	(Mississippi)	51%
Accountable Care Coalition of the North Country, LLC	(New York)	51%
Accountable Care Coalition of the Tri-Counties, LLC	(South Carolina)	51%
Accountable Care Coalition of Western Georgia, LLC	(Georgia)	51%
American Pioneer Life Insurance Company	(Florida)	100%
American Progressive Life & Health Insurance Company of New York	(New York)	100%
Ameri-Plus Preferred Care, Inc.	(Florida)	100%
APS Clinics of Puerto Rico, Inc.	(Puerto Rico)	100%
APS Healthcare Bethesda, Inc.	(Iowa)	100%
APS Healthcare Holdings, Inc.	(Delaware)	100%
APS Healthcare Puerto Rico, Inc.	(Puerto Rico)	100%
APS Healthcare, Inc.	(Delaware)	100%
APS Parent, Inc.	(Delaware)	100%
CNR Partners, Inc.	(Texas)	100%
Collaborative Health Systems, LLC	(New York)	100%
Constitution Life Insurance Company	(Texas)	100%

Name	State of Incorporation	Percentage Owned
DC Collaborative Care, LLC	(Maryland)	100%
Empire Gate Accountable Care Coalition, LLC	(New York)	100%
Essential Care Partners II, LLC	(Texas)	51%
Essential Care Partners, LLC	(Texas)	51%
Golden Triangle Physician Alliance	(Texas)	100%
Harmony Health, Inc.	(Oklahoma)	100%
Heritage Health Systems of Texas, Inc.	(Texas)	100%
Heritage Health Systems, Inc.	(Texas)	100%
Heritage Physician Networks	(Texas)	100%
HHS Texas Management, Inc.	(Texas)	100%
HHS Texas Management, LP	(Texas)	100%
Innovative Resource Group, LLC	(Wisconsin)	100%
Maine Community Accountable Care Organization, LLC	(Maine)	49.5%
Maine Primary Care Holdings, LLC	(Maine)	97%
Marquette National Life Insurance Company	(Texas)	100%
Maryland Collaborative Care, LLC	(Maryland)	51%
NaviHealth Group Holdings, LP	(Delaware)	14%
Northern Maryland Collaborative Care, LLC	(Maryland)	51%
Penn Marketing America, LLC	(Delaware)	100%
Premier Marketing Group, LLC	(Delaware)	100%
Prestige Accountable Care Coalition, LLC	(Florida)	100%
Pyramid Marketing Services, Inc.	(Colorado)	100%
Quincy Coverage Corporation	(New York)	100%
SelectCare Health Plans, Inc.	(Texas)	100%
SelectCare of Maine, Inc.	(Maine)	100%
SelectCare of Oklahoma, Inc.	(Oklahoma)	100%
SelectCare of Texas, Inc.	(Texas)	100%
Senior Life Resource Center, Inc.	(Florida)	100%
Senior Resource Services, LLC	(Florida)	100%
Southern Maryland Collaborative Care, LLC	(Maryland)	51%
TACHC ACO Holdings, LLC	(Texas)	100%
TexanPlus Health Centers, LLC	(Texas)	100%
The Pyramid Life Insurance Company	(Kansas)	100%
Today's Options Health Plans of Wisconsin, Inc.	(Wisconsin)	100%
Today's Options of Arkansas, Inc.	(Arkansas)	100%
Today's Options of Georgia, Inc.	(Georgia)	100%
Today's Options of Kansas, Inc.	(Kansas)	100%
Today's Options of Missouri, Inc.	(Missouri)	100%
Today's Options of Nebraska, Inc.	(Nebraska)	100%
Today's Options of New York, Inc.	(New York)	100%
Today's Options of Oklahoma, Inc.	(Oklahoma)	100%
Today's Options of Pennsylvania, Inc.	(Pennsylvania)	100%
Today's Options of South Carolina, Inc.	(South Carolina)	100%
Today's Options of Texas, Inc.	(Texas)	100%
Today's Options of Virginia, Inc.	(Virginia)	100%
UAM Agent Services Corp.	(Iowa)	100%
UAM/APS Holding Corp.	(Delaware)	100%
Union Bankers Insurance Company	(Texas)	100%
Universal American Financial Services, Inc.	(Delaware)	100%
Universal American Holdings, LLC	(Delaware)	100%
Virginia Collaborative Care, LLC	(Virginia)	51%
Worlco Management Services, a Pennsylvania Corporation	(Pennsylvania)	100%
Worlco Management Services, Inc. a New York Corporation	(New York)	100%
Worldnet Services Corp.	(Florida)	100%

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  Exhibit 21.1
List of Subsidiaries